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                                                                   EXHIBIT 10.18

                                 AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 4 (the "AMENDMENT"), dated as of January 1, 1999 by and among ANALYTICAL SURVEYS, INC. (the "BORROWER"), the BANKS listed on the signature page hereof and BANK ONE, COLORADO, N.A. as Agent (the "AGENT").

                                   WITNESSETH:

     WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement dated as of June 3, 1998, as amended (the "CREDIT AGREEMENT") (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement); and

     WHEREAS, the Borrower has requested and the Banks have agreed to the amendments to the Credit Agreement more fully set forth herein; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Amendments. Upon and after the Amendment Effective Date (as defined in
Section 4 below):

          (a) The second sentence of Section 2.10(a) of the Credit Agreement is amended in its entirety to read as follows:

          Prime Rate interest plus the Applicable Margin shall be payable monthly in arrears, on the first day of each month.

     2. Representations and Warranties. In order to induce the Banks to agree to amendments to the Credit Agreement provided herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

          (a) Prior to and as of the date first referenced above, no Event of Default has occurred and as of the date first referenced above no Event of Default will exist immediately after giving effect to the amendments contained herein;

          (b) Prior to and as of the date first referenced above, no Material Adverse Event has occurred and as of the date first referenced above no Material Adverse Event will exist immediately after giving effect to the amendments contained herein: and

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          (c)  Each of the representations and warranties set forth in Article
IV of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     3. Conditions Precedent to Effectiveness of Amendment No. 4. The obligations of the Banks with respect to the amendments set forth in Section 1 above, are subject to the execution and delivery to the Agent by all of the Guarantors of the Reaffirmation of Guaranty in the form of the attached Exhibit A.

     4.   Effectiveness. The amendments to the Credit Agreement set forth in
Section 1 of this Amendment shall become effective as of the date first referenced above after satisfaction of all conditions precedent and after the Agent shall have received this Amendment, executed and delivered by the Borrower and the Banks (the "Amendment Effective Date").

     5. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     6. Ratification. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. Borrower confirms and ratifies its continuing and continuous pledge, assignment and grant of a security interest in the Collateral in favor of the Agent and the Banks. Except as amended hereby, all terms and conditions of the Credit Agreement remain the same.

     7. Governing Law. The rights and duties of the Borrower and the Banks under this Amendment shall be governed by the law of the State of Colorado.

     8. Reference to Credit Agreement. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in the Loan Instruments and in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


ANALYTICAL SURVEYS, INC.                     BANK ONE, COLORADO, N.A.
                                             AS AGENT AND A BANK


By:_________________________________         By:___________________________
     Scott C. Benger                              Shaun P. McCarthy
     Senior Vice President-Finance,               Vice President
     Secretary and Treasurer



NATIONAL CITY BANK OF INDIANA
THE FIFTH THIRD BANK OF CENTRAL INDIANA


By _________________________________    By _________________________
     Michael J. Stewart                      Erik C. Miner
     Vice President                          Vice President



KEYBANK NATIONAL ASSOCIATION


By:_________________________________
     K. Alexander Curry
     Vice President



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